Exhibit 10.62

UNDERTAKING AND ASSUMPTION AGREEMENT

This UNDERTAKING AND ASSUMPTION AGREEMENT, dated as of July 1, 2013 (this “Agreement”), is entered into by Advanced Emissions Solutions, Inc., a Delaware corporation (together with its successors and assigns, “AES”),  ADA-ES, Inc., a Colorado corporation (“ADA-ES”) and ADA Environmental Solutions, LLC, a Colorado limited liability company (together with ADA-ES, “ADA”) in favor of and for the benefit of Energy Capital Partners, LLC, a Delaware limited liability company; Energy Capital Partners I, LP, a Delaware limited partnership; Energy Capital Partners I-A, LP, a Delaware limited partnership; Energy Capital Partners I-B IP, LP, a Delaware limited partnership; and Energy Capital Partners I (Crowfoot IP), LP, a Delaware limited partnership (collectively, and including their respective successors and assigns, the “ECP Defendants”) and ADA Carbon Solutions, LLC (f/k/a Crowfoot Development, LLC), a Delaware limited liability company; ADA Carbon Solutions (Red River), LLC (f/k/a Red River Environmental Products, LLC), a Delaware limited liability company; Morton Environmental Products, LLC, a Delaware limited liability company; Underwood Environmental Products, LLC, a Delaware limited liability company; Crowfoot Supply Company, LLC, a Delaware limited liability company; and Five Forks Mining, LLC, a Delaware limited liability company (collectively, and including their respective successors and assigns, the “AC Venture Defendants”).  Unless otherwise defined in this Agreement, all capitalized terms shall have the meaning ascribed to them in the Indemnity Settlement Agreement (as defined below).

WHEREAS, ADA, the ECP Defendants and the AC Venture Defendants have entered into that certain Settlement Agreement Regarding ADA-ES’ Indemnity Obligations, dated as of November 28, 2011 (the “Indemnity Settlement Agreement”);

WHEREAS, the Indemnity Settlement Agreement provides in the section entitled “Extraordinary Transactions” that if ADA undertakes a reorganization, consolidation or restructuring whereby a Person controls more than 50% of ADA’s or any Related Party’s voting securities then such Person shall deliver to the ECP Defendants and the AC Venture Defendants a duly written undertaking to assume, on a joint and several basis with ADA, the obligations of ADA under the Indemnity Settlement Agreement (any and all such obligations, duties, responsibilities and liabilities of ADA under the Indemnity Settlement Agreement including, without limitation, the ADA Indemnity Obligations, the “Obligations”);

WHEREAS, on March 25, 2013, ADA-ES, AES, a wholly-owned subsidiary of ADA-ES, and ADA Merger Corp., a Colorado corporation and wholly-owned subsidiary of AES (“MergerCo”), entered into an Agreement and Plan of Merger (the “Reorganization Agreement”), that provides for the merger (the “Merger”) of ADA-ES with MergerCo, with ADA-ES surviving the Merger as a wholly-owned subsidiary of AES, and the conversion of each share of common stock, no par value per share of ADA-ES (“ADA Common Stock”), issued and outstanding immediately prior to the effective time of the Merger, into one duly-issued, fully-paid and non-assessable share of common stock, par value $0.001 per share of AES (“AES Common Stock”) (collectively with the other transactions contemplated by the Reorganization Agreement, the “Reorganization”);

WHEREAS, the Reorganization was approved by ADA-ES’ shareholders at ADA’s Annual Meeting on June 13, 2013 and the Reorganization was completed on the date hereof (the “Closing”);

WHEREAS, as a result of the Reorganization AES effectively replaced ADA-ES, as the publicly held corporation, and the holders of ADA Common Stock now hold the same number of shares and same ownership percentage of AES after the Reorganization as they held of ADA-ES immediately prior to the Reorganization; and

WHEREAS, pursuant to the Reorganization and the Extraordinary Transactions provision of the Indemnity Settlement Agreement, AES is required and willing to assume, on a  joint and several basis with ADA, the Obligations.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Undertaking and Assumption of Obligations.  Effective as of the Closing, in accordance with and subject to the Indemnity Settlement Agreement, AES irrevocably undertakes and agrees with and for the benefit of ECP Defendants and the AC Venture Defendants, on a joint and several basis with ADA, to assume all of the Obligations.   AES hereby represents and warrants that each of the representations and warranties contained in the section entitled “Representations and Warranties” of the Indemnity Settlement Agreement is true and correct with respect to AES on and as of the date hereof.

2.Miscellaneous.

(a) Binding Effect.  This Agreement is binding upon, inures to the benefit of and is enforceable by AES, ADA, the ECP Defendants and the AC Venture Defendants and their respective permitted successors and assigns.

(b)Amendment.  No change or modification of this Agreement shall be valid unless the same is in writing and signed by AES, ADA, the ECP Defendants and the AC Venture Defendants.

(c)No Third Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each the ECP Defendants and the AC Venture Defendants and their respective successors or permitted assigns, and it is not the intention of ADA or AES to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification pursuant to the Indemnity Settlement Agreement.

(d)Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles (whether of the State of Delaware or otherwise) that would result in the application of the laws of any other jurisdiction.

(e)Counterparts.  This Agreement may be executed in any number of counterparts, any of which may be delivered via facsimile or .pdf, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

****Signature Pages Follow****

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

ADA-ES, INC.

	By:	/s/ Mark H. McKinnies
	Name:	Mark H. McKinnies
	Title:	Senior Vice President and Chief Financial Officer

ADA ENVIRONMENTAL SOLUTIONS, LLC

	By:	/s/ Mark H. McKinnies
	Name:	Mark H. McKinnies
	Title:	Senior Vice President and Chief Financial Officer

ADVANCED EMISSIONS SOLUTIONS, INC.

	By:	/s/ Mark H. McKinnies
	Name:	Mark H. McKinnies
	Title:	Senior Vice President and Chief Financial Officer

Acknowledged and Agreed:
ENERGY CAPITAL PARTNERS, LLC

	By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

ENERGY CAPITAL PARTNERS I, LP

	By:	Energy Capital Partners GP I, LLC, its general partner

	By:	Energy Capital Partners, LLC, its managing member

	By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

ENERGY CAPITAL PARTNERS I-A, LP

	By:	Energy Capital Partners GP I, LLC, its general partner

	By:	Energy Capital Partners, LLC, its managing member

	By:	/s/ Peter Labbat
	Name:	Peter Labbat
	Title:	Managing Member

[Signature Page to Undertaking and Assumption Agreement]

ENERGY CAPITAL PARTNERS I (CROWFOOT IP), LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

ENERGY CAPITAL PARTNERS I-B IP, LP

By:	Energy Capital Partners GP I, LLC, its general partner

By:	Energy Capital Partners, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

ADA CARBON SOLUTIONS, LLC

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

ADA CARBON SOLUTIONS (RED RIVER), LLC

By:	ADA Carbon Solutions, LLC, its sole member

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

MORTON ENVIRONMENTAL PRODUCTS, LLC

By:	ADA Carbon Solutions, LLC, its sole member

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

UNDERWOOD ENVIRONMENTAL PRODUCTS, LLC

By:	ADA Carbon Solutions, LLC, its sole member

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

[Signature Page to Undertaking and Assumption Agreement]

CROWFOOT SUPPLY COMPANY, LLC

By:	ADA Carbon Solutions, LLC, its sole member

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

FIVE FORKS MINING, LLC

By:	ADA Carbon Solutions, LLC, its sole member

By:	/s/ Peter O. Hansen
Name:	Peter O. Hansen
Title:	General Counsel

[Signature Page to Undertaking and Assumption Agreement]